UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07096
______________________________________________

Investment Grade Municipal Income Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Item 1. Reports to Stockholders.

Investment Grade Municipal
Income Fund Inc.
Annual Report
September 30, 2007

Investment Grade Municipal Income Fund Inc.

November 15, 2007

Dear Shareholder,
We are pleased to present you with the annual report for Investment Grade Municipal Income Fund Inc. (the “Fund”) for the 12 months ended September 30, 2007.

Performance
Over the 12 month period, the Fund returned 2.24% on a net asset value basis and 2.08% on a market price basis. Over the same period, the Fund’s peer group, the Lipper General Municipal Debt Funds (Leveraged) category, posted a median net asset value return of 1.57%, and a median market price decline of 0.50%. Finally, the Fund’s benchmark, the Lehman Brothers Municipal Bond Index (the “Index”), returned 3.09%. (For more performance information, please refer to “Performance at a glance” on page 9.)

The Fund continued to use leverage during the 12 month period, which benefited absolute performance. As of September 30, 2007, leverage accounted for approximately 41% of the Fund’s total assets. Leverage magnifies returns on both the upside and on the downside.
Investment Grade Municipal Income Fund Inc.

Investment goal:
High level of current income exempt from federal income tax, consistent with preservation of capital

Portfolio Manager:
Kevin McIntyre UBS Global Asset Management (Americas) Inc.

Commencement:
November 6, 1992

NYSE symbol:
PPM

Dividend payments:
Monthly

An interview with Portfolio Manager Kevin McIntyre
Q.	How would you describe the economic environment during the reporting period?
A.	US economic growth was mixed during the 12 month period. After expanding 2.4% in the second quarter of 2006, gross domestic product (GDP) grew 1.1% and 2.1% in the third and fourth quarters of 2006, respectively. (GDP represents the market value of all final goods and services produced within a country in a given period of time.) The economy then weakened during the first quarter of 2007, with GDP growing a modest 0.6%—the slowest growth rate in the US since the fourth quarter of 2002. A variety of factors caused the economy to take a step backward, including the cooling of the housing market and relatively tepid business spending.

Investment Grade Municipal Income Fund Inc.

In the second quarter, the economy picked up steam, boosted by improving manufacturing activity and strong exports. During this period, the final estimate for GDP growth was a solid 3.8%. Despite this increase, the outlook for growth for the remainder of the year is less robust. The combination of financial market volatility with tighter credit conditions, ongoing housing market troubles, and concerns over subprime lending—the practice of making loans to borrowers who do not qualify for the best market interest rates because of their deficient credit history—is likely to impact both consumer and business spending.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment and the issues in the subprime mortgage market?
A.	Fed Chairman Ben Bernanke initially indicated that the issues related to subprime lending would probably not impact the overall economy. During Mr. Bernanke’s remarks to Congress in late March 2007, he stated that subprime defaults were “likely to be contained.” However, as the fallout from subprime mortgage lending escalated, the Fed became more concerned about these issues. On July 18, the Chairman told Congress that “rising delinquencies and foreclosures are creating personal, economic and social distress for many homeowners and communities—problems that likely will get worse before they get better.”

As credit concerns mounted, the Fed provided greater amounts of liquidity to the market in order to facilitate normal market operations. In mid-August, the Fed lowered the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75%. The Fed continued to take action in mid-September as it reduced the federal funds rate from 5.25% to 4.75%. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This was the first reduction in the fed funds rate since June 2003, following a series of 14 consecutive increases.

In its statement accompanying the September meeting, the Fed stated, “Economic growth was moderate during the first half of the year, but the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally. Today’s action is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time.”

In late October 2007, following the end of the reporting period, the Fed reduced the fed funds rate by another 25 basis points, citing many of the same reasons. The October move lowered the rate to 4.50%.

Investment Grade Municipal Income Fund Inc.

Q.	How did the municipal bond market perform in this environment?
A.	The tax-free municipal bond market experienced periods of volatility during the reporting period. In the first half of the reporting period, municipal bonds outperformed Treasury bonds overall. However, municipal bonds faltered near the middle of the reporting period, with the shortest-term securities underperforming longer-term municipal securities.

During the second half of the period, Treasury yields initially moved higher. As the period progressed, the issues related to the subprime mortgage market triggered a significant flight to quality, with investors drawn to the safety of Treasury bonds. This caused both short- and long-term Treasury yields to fall sharply, while their prices rose. While the yields on municipal securities also declined during this time, they fell less than those of their Treasury counterparts.

All told, during the 12-month reporting period, the overall taxable bond market outperformed the municipal bond market. During this time, the Lehman Brothers Bond Index and the Lehman Brothers Municipal Bond Index returned 5.14% and 3.09%, respectively.

Q.	In general terms, how did you position the portfolio?
A.	During the reporting period, we maintained a slightly shorter-than-neutral duration versus the Fund’s benchmark. (Duration is a measure of a fund’s sensitivity to interest rate changes and is related to the maturity of the bonds comprising the portfolio.)

In the first half of the reporting period, we employed a modified “barbell” yield curve strategy. (The yield curve depicts the differences in bond yields that are due solely to differences in maturity.) In general, a “barbell strategy” outperforms when the yield curve flattens—that is, short- and longer-term yields are about the same.

Consistent with the barbell strategy, we purchased shorter-term securities while also seeking out opportunities at the longer end of the yield curve, as we anticipated a flattening of the yield curve. When the yield curve became flatter during the first half of the reporting period, the positioning enhanced results.

During the second half of the reporting period, we made a move to a bulleted strategy because we expected the yield curve to steepen.

A “bullet strategy” outperforms when the yield curve steepens. In a barbell strategy, the maturities of the securities in a portfolio are

Investment Grade Municipal Income Fund Inc.

concentrated at two ends of the yield curve, while a bullet strategy concentrates the maturities of the securities at one point on the yield curve. To that end, we began to purchase securities in the 10-year area of the yield curve. When the yield curve became steeper in June 2007, this strategy enhanced results. Our overweight to callable bonds, relative to the Index, also benefited performance during the reporting period.

Q.	From a sector standpoint, what were important positions for the Fund?
A.	Our research indicated that the water sector continued to generate attractive revenue, possessing greater earnings stability than some other sectors of the municipal market. Typically, these positive characteristics remain relatively intact even in changing economic environments such as the current one. As a result, we held a meaningful exposure to this sector, which benefited performance during the period. We continue to view the sector’s prospects positively.

In the airport sector, we maintained our exposure to select bonds in which we saw attractive risk/reward characteristics. For example, a large portion of airport sector bonds are subject to the alternative minimum tax. Bonds of this type are referred to as AMT bonds. As such, they typically offer higher yields, but have less desirable tax characteristics. One of the best-performing holdings in this area over the reporting period were NYC IDA revenue bonds for the Terminal One Group Association.

Over the course of the reporting period, we raised our exposure to AMT bonds from 9.5% to 16.8% as of September 30, 2006 and September 30, 2007, respectively. We believed that AMT bonds could generate incremental yield for the portfolio. Overall, during the period, our AMT bonds outperformed the benchmark and positively contributed to the Fund’s performance.

For quite some time we have maintained an underweight to the tobacco sector, believing that it is overvalued, and that the sector’s potential rewards are not commensurate with its risks. However, in recent months, the flight to higher-quality securities has caused tobacco spreads to widen and their prices to fall. (Spread refers to the difference between the yield paid on US Treasury bonds and higher risk securities.) Given this turn of events, we have selectively added to the Fund’s portfolio certain tobacco settlement bonds that we now find attractively valued.

Investment Grade Municipal Income Fund Inc.

Our outlook for the healthcare sector has also brightened. In the past, we approached it warily, due in part to our concerns about the quality of management at certain healthcare organizations. However, our research has found both management and efficiency improvements at a number of companies. We increased our exposure to the healthcare sector over the period, which hurt performance when the sector underperformed. Despite this, we continue to view the sector’s prospects positively over the longer term.

Q.	Were there any states or regions that were an area of focus for the Fund?
A.	A large portion of outstanding municipal securities are issued by a fairly small number of states. As of September 30, 2007, approximately 60% of the Fund’s holdings were in the securities of issuers in five states. These included California, New York, Texas, Illinois, and North Carolina. During the reporting period, we also increased our exposure to triple tax-exempt securities issued by Puerto Rico as its credit situation improved.

Q.	What is your outlook for the economy and the municipal fixed income market?
A.	Our outlook for the tax-exempt market is positive. While pockets of weakness in the US economy do exist, we do not believe at this time that they are likely to lead to a recession. Indeed, the Fed has signaled a willingness to remain involved, making moves during the recent liquidity crisis to stimulate growth. We currently believe that the Fed’s October 31, 2007 rate cut is likely to benefit the municipal market.

Investment Grade Municipal Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Investment Grade Municipal Income Fund Inc.
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Kevin McIntyre
Portfolio Management Team
Investment Grade Municipal Income Fund Inc.
Director
UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry III
Portfolio Management Team
Investment Grade Municipal Income Fund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2007. The views and opinions in the letter were current as of November 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your Financial Advisor regarding your personal investment program.

Investment Grade Municipal Income Fund Inc.

Non-fundamental investment policy change

As previously noted in the semiannual report to shareholders, the Fund changed its non-fundamental investment policies in April 2007. The change permits limited investment in municipal securities that are rated below investment grade, or deemed by UBS Global Asset Management (Americas) Inc., the Fund’s investment advisor (“UBS Global Asset Management”), to be of equivalent credit quality.

As a result of implementing this policy change, it is expected that the Fund will have additional flexibility to make opportunistic investments, on a selective basis, in what UBS Global Asset Management views to be an important segment of the municipal market, when UBS Global Asset Management believes doing so may increase the Fund’s competitiveness consistent with its investment objective. Under present market conditions, it is anticipated that initial exposure to below investment grade holdings may be less than 5% of net assets of the Fund (applicable to holders of common and auction preferred shares); however, UBS Global Asset Management may vary the level of holdings that are below investment grade consistent with the revised policy as described below without additional notice.

Background and specifics of change. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade rated municipal obligations, the income from which is exempt from regular federal income tax. This policy remains unchanged. Investment grade municipal obligations are those that, at the time of purchase, are rated as follows:

•	Moody’s Investors Service, Inc. (“Moody’s”)—Baa or higher;

•	Standard & Poor’s (a division of The McGraw Hill Companies, Inc., “S&P”)—BBB or higher; or

•	Have an equivalent rating from another nationally recognized statistical rating organization.

(There may be further gradations within each rating agency’s categories – for example, “+” or “–” relative indicators.)

Under its old policies, the Fund also had the ability to invest up to 20% of its net assets in municipal obligations that were unrated, but, at the time of investment, were determined by UBS Global Asset Management to be of comparable quality to those that were rated investment grade.

Investment Grade Municipal Income Fund Inc.

With the implementation of the policy change, the Fund may invest up to 20% of its net assets in municipal obligations that are:

•	Unrated, but, at the time of investment, are determined by UBS Global Asset Management to be of comparable quality to those that are rated investment grade (as allowed previously); and

•	Rated below investment grade, or deemed by UBS Global Asset Management to be of comparable quality.

As part of implementing the change, the Fund obtained written confirmation from Moody’s and S&P that the existing ratings of the Fund’s auction preferred shares (“APS”), namely Aaa and AAA, respectively, are unaffected by the policy change. Please remember that these ratings apply to the APS; the Fund’s common stock is not rated.

Summary of policy change:

Before most recent investment policy change:	After most recent investment policy change:

Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade municipal obligations. Municipal obligations rated investment grade are those that, at the time of investment, are rated within the four highest grades by Moody’s, S&P or have an equivalent rating from another nationally recognized statistical rating organization.	No Change

The Fund may invest up to 20% of its net assets in municipal obligations that are:	The Fund may invest up to 20% of its net assets in municipal obligations that are:

•	Unrated but that, at the time of investment, have been determined by UBS Global Asset Management to be of comparable quality to those that are rated investment grade.	•	Unrated but that, at the time of investment, have been determined by UBS Global Asset Management to be of comparable quality to those that are rated investment grade; and

		•	Rated below investment grade or deemed by UBS Global Asset Management to be of comparable quality.

Investment Grade Municipal Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 09/30/07

Net asset value returns	1 year	5 years	10 years

Investment Grade Municipal Income Fund Inc.	2.24%	4.99%	5.30%

Lipper General Municipal Debt Funds (Leveraged) median	1.57	5.29	5.79

Market price returns

Investment Grade Municipal Income Fund Inc.	2.08%	4.68%	6.03%

Lipper General Municipal Debt Funds (Leveraged) median	-0.50	5.17	5.77

Index returns

Lehman Brothers Municipal Bond Index	3.09%	4.02%	5.31%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Lehman Brothers Municipal Bond Index is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends and do not reflect any fees or expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Share price, dividend and yields as of 09/30/07

Market price	$13.60

Net asset value (per share applicable to common shareholders)	$15.10

September 2007 dividend	$0.0525

Market yield(1)	4.63%

NAV yield(1)	4.17%

(1)	Market yield is calculated by multiplying the September dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the September dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

Investment Grade Municipal Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics	09/30/07		03/31/07		09/30/06

Net assets applicable to
common shareholders (mm)	$156.4		$159.4		$159.4

Weighted average maturity	16.0	yrs	16.7	yrs	15.0	yrs

Weighted average modified duration	4.8	yrs	4.7	yrs	5.1	yrs

Weighted average coupon	5.2%		5.1%		5.2%

Leverage(1)	41.2%		40.8%		40.8%

Securities subject to Alternative
Minimum Tax (AMT)(2)	16.8%		14.0%		9.5%

Maturing within five years(2)	2.0%		4.1%		8.2%

Maturing beyond five years(2)	98.0%		95.9%		91.8%

Portfolio composition(3)	09/30/07	03/31/07	09/30/06

Long-term municipal bonds	97.7%	98.0%	97.6%

Short-term municipal notes	1.0	0.7	1.1

Futures	0.0 (4)	0.1	(0.1)

Other assets less liabilities	1.3	1.2	1.4

Total	100.0%	100.0%	100.0%

Credit quality(2)	09/30/07	03/31/07	09/30/06

AAA	41.1%	41.3%	41.3%

AA	25.9	22.1	24.4

A	13.5	17.3	15.0

BBB	11.0	12.2	9.8

A-1	0.9	0.6	1.1

Nonrated	7.6	6.5	8.4

Total	100.0%	100.0%	100.0%

(1)	As a percentage of total assets as of the dates indicated.
(2)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are designated by Standard & Poor’s Rating Group, an independent rating agency.
(3)	As a percentage of net assets applicable to common and preferred shareholders as of the dates indicated.
(4)	Represents less than 0.05% of net assets applicable to common and preferred shareholders as of the date indicated.

Investment Grade Municipal Income Fund Inc.

Portfolio statistics (unaudited) (concluded)

Top five states(1)	09/30/07		03/31/07		09/30/06

California	21.8%	California	21.9%	California	23.2%

New York	12.1	New York	12.7	New York	13.7

Texas	10.6	Texas	7.8	New Jersey	9.8

Illinois	9.0	Illinois	7.8	North Carolina	7.4

North Carolina	6.6	North Carolina	7.3	Texas	7.1

Total	60.1%		57.5%		61.2%

Top five sectors(1)	09/30/07		03/31/07		09/30/06

Hospital	14.4%	University	16.2%	Water	14.7%

Airport	14.1	Airport	13.4	University	13.6

University	13.2	Hospital	12.9	Hospital	11.9

General obligations	13.0	Water	10.8	Transportation	9.4

Water	11.2	General obligations	10.4	Lease	9.3

Total	65.9%		63.7%		58.9%

(1)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—166.46%

Alaska—1.99%
Alaska International Airports
Revenue Refunding
Series A (MBIA Insured),(1)
5.000%, due 10/01/19	Aaa	AAA	$1,000,000	$1,041,200

5.000%, due 10/01/20	Aaa	AAA	1,000,000	1,035,940

5.000%, due 10/01/21	Aaa	AAA	1,000,000	1,032,200

				3,109,340

Arizona—1.62%
Arizona State Transportation
Board Highway Revenue-Series B
5.250%, due 07/01/18	Aa1	AAA	2,380,000	2,527,727

Arkansas—0.93%
Little Rock Capital Improvement Revenue
Parks & Recreation Projects-Series A
5.700%, due 01/01/18	NR	NR	1,435,000	1,460,672

California—36.73%
California Educational Facilities Authority
Revenue Refunding-Pepperdine
University-Series A (FGIC Insured)
5.000%, due 09/01/33	Aaa	AAA	5,000,000	5,124,700

California Health Facilities Financing
Authority Revenue-Kaiser
Permanente-Series A
5.250%, due 04/01/39	NR	A+	5,000,000	5,078,800

California State Refunding
5.000%, due 05/01/27	A1	A+	5,000,000	5,139,650

California State Refunding-Series 2,
5.000%, due 09/01/27	A1	A+	3,000,000	3,091,380

California Statewide Communities
Development Authority Apartment
Development Revenue Refunding-Irvine
Apartment Communities-Series A-3
(Mandatory Put 05/17/10 @ 100)
5.100%, due 05/15/25(2)	NR	NR	3,000,000	3,054,000

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

California—(concluded)
California Statewide Communities
Development Authority Revenue-Kaiser
Permanente-Series H (Mandatory Put
05/01/08 @ 100)
2.625%, due 04/01/34(2)	NR	A+	$1,750,000	$1,733,462

Fontana Redevelopment Agency
Tax Allocation Refunding-Jurupa
Hills Redevelopment Project A
5.500%, due 10/01/17	NR	A-	2,150,000	2,219,703

Los Angeles Wastewater System Revenue
Refunding-Series A (FSA Insured)
5.000%, due 06/01/32	Aaa	AAA	6,250,000	6,438,375

Los Angeles Water & Power Revenue
Power System-Series A,
Subseries A-2 (MBIA Insured)
5.000%, due 07/01/27	Aaa	AAA	5,000,000	5,197,900

Sacramento County Sanitation District
Financing Authority Revenue
Refunding (AMBAC Insured)
5.000%, due 12/01/27	Aaa	AAA	10,000,000	10,313,900

San Diego County Regional Airport
Authority Airport Revenue
Refunding (AMBAC Insured)
5.250%, due 07/01/16(1)	Aaa	AAA	2,600,000	2,809,040

San Francisco City & County Public
Utilities Commission Water
Revenue-Series A (MBIA Insured)
5.000%, due 11/01/25	Aaa	AAA	2,000,000	2,077,440

University of California Revenue-Series A
(AMBAC Insured)
5.000%, due 05/15/28(3)	Aaa	AAA	5,000,000	5,169,650

				57,448,000

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Colorado—4.89%
Colorado Health Facilities Authority
Revenue Refunding-Adventist
Health/Sunbelt Series E,(2)
5.125%, due 11/15/18	A2	A+	$3,000,000	$3,152,730

5.125%, due 11/15/19	A2	A+	3,000,000	3,136,680

University of Colorado
Participation Interests
6.000%, due 12/01/13	NR	A+	1,292,869	1,363,253

				7,652,663

Florida—4.03%
Florida State Board of Education
Capital Outlay-Series E (FGIC Insured)
5.000%, due 06/01/24	Aaa	AAA	3,350,000	3,480,817

Miami-Dade County Aviation Revenue
Refunding-Miami International
Airport-Series B (XLCA Insured)
5.000%, due 10/01/18(1)	Aaa	AAA	2,700,000	2,815,371

				6,296,188

Illinois—14.26%
Chicago O’Hare International Airport
Revenue-General-Third Lien-Series D
(MBIA Insured)
5.000%, due 01/01/26(1)	Aaa	AAA	11,270,000	11,368,049

Illinois Educational Facilities Authority
Revenue Refunding-Augustana
College-Series A
5.625%, due 10/01/22	Baa1	NR	1,200,000	1,245,228

Illinois Finance Authority Revenue-
University of Chicago-Series A
5.000%, due 07/01/34	Aa1	AA	6,000,000	6,144,660

Illinois Municipal Electric Agency
Power Supply-Series A (FGIC Insured)
5.250%, due 02/01/17	Aaa	AAA	3,000,000	3,301,560

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Illinois—(concluded)
Metropolitan Pier & Exposition Authority
Dedicated State Tax Revenue
6.500%, due 06/15/27	A1	AAA	$250,000	$250,465

				22,309,962

Indiana—5.22%
Indiana Health & Educational Facilities
Financing Authority Hospital Revenue
Refunding-Clarian Health Obligation
Group-Series B
5.000%, due 02/15/21	A2	A+	4,000,000	4,076,560

Indianapolis Airport Authority
Revenue Refunding-Special
Facilities-FedEx Corp. Project
5.100%, due 01/15/17(1)	Baa2	BBB	4,000,000	4,090,080

				8,166,640

Kentucky—1.41%
Kenton County Airport Board Airport
Revenue-Cincinnati/Northern
Kentucky-Series B (MBIA Insured)
5.500%, due 03/01/18(1)	Aaa	AAA	2,080,000	2,200,598

Massachusetts—4.57%
Massachusetts Health & Educational
Facilities Authority Revenue-Harvard
University-Series DD
5.000%, due 07/15/35	Aaa	AAA	6,000,000	6,108,480

Massachusetts Port Authority Revenue-US
Airways Project (MBIA Insured)
6.000%, due 09/01/21(1)	Aaa	AAA	1,000,000	1,038,760

				7,147,240

Michigan—5.21%
Michigan State Hospital Finance
Authority Revenue Refunding-Trinity
Health Credit Group-Series D
5.000%, due 08/15/25	Aa2	AA-	5,000,000	5,084,400

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

Michigan—(concluded)
Michigan State Hospital Finance
Authority Revenue-Trinity Health
Credit Group-Series A
5.000%, due 12/01/26	Aa2	AA-	$3,000,000	$3,057,300

				8,141,700

Minnesota—0.97%
Shakopee Health Care Facilities
Revenue-Saint Francis Regional
Medical Center
5.000%, due 09/01/17	NR	BBB	1,500,000	1,523,355

New Jersey—3.52%
New Jersey Transportation Trust Fund
Authority Transportation System
5.250%, due 12/15/20	A1	AA-	5,000,000	5,506,550

New York—20.29%
Metropolitan Transportation Authority
New York Dedicated Tax Fund-Series A
(FSA Insured)
5.250%, due 11/15/24	Aaa	AAA	1,765,000	1,875,595

New York City General
Obligation-Series O
5.000%, due 06/01/24	A1	AA-	4,815,000	4,975,821

New York City Industrial Development
Agency Special Facilities
Revenue-Terminal One Group
Association Project(1)
5.500%, due 01/01/15	A3	BBB+	2,000,000	2,170,200

5.500%, due 01/01/17(2)	A3	BBB+	2,750,000	2,977,150

5.500%, due 01/01/18	A3	BBB+	3,250,000	3,497,390

New York-Series A1
5.000%, due 08/01/18	Aa3	AA	5,800,000	6,218,934

Triborough Bridge & Tunnel Authority
Revenue Refunding-Series B
5.250%, due 11/15/19	Aa2	AA-	3,140,000	3,347,271

Triborough Bridge & Tunnel Authority
Revenue-Subordinate Bonds
5.250%, due 11/15/30	Aa3	A+	6,400,000	6,675,200

				31,737,561

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

North Carolina—10.93%
North Carolina Eastern Municipal Power
Agency Power System Revenue-Series A
(Escrowed to Maturity)
6.400%, due 01/01/21	Baa2	AAA	$3,065,000	$3,639,504

North Carolina Medical Care Commission
Health Care Facilities Revenue-Novant
Health Obligation Group
5.000%, due 11/01/34	Aa3	AA-	5,000,000	5,050,750

North Carolina State Public
Improvement-Series A
4.000%, due 03/01/24	Aa1	AAA	8,745,000	8,408,055

				17,098,309

Ohio—6.84%
Ohio State Higher Education-Series B
5.250%, due 11/01/17	Aa1	AA+	2,185,000	2,331,373

Ohio State Water Development Authority
Water Pollution Control
Revenue-Water Quality
5.000%, due 06/01/24	Aaa	AAA	8,000,000	8,368,720

				10,700,093

Pennsylvania—1.93%
Susquehanna Area Regional Airport
Authority Airport System
Revenue-Subseries D
5.375%, due 01/01/18	Ba1	NR	3,000,000	3,022,110

Puerto Rico—8.48%
Puerto Rico Commonwealth
Highway & Transportation Authority
Revenue Refunding-Series N
5.500%, due 07/01/22	Baa3	BBB+	3,000,000	3,317,340

Puerto Rico Housing Finance Authority-
Capital Funding Program (HUD Insured)
5.000%, due 12/01/18	Aa3	AA	3,000,000	3,152,670

University of Puerto Rico-Revenue
System-Series Q
5.000%, due 06/01/17	Baa2	BBB	6,465,000	6,794,198

				13,264,208

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(continued)

South Carolina—9.01%
Charleston Educational Excellence
Financing Corp. Revenue-Charleston
County School District Project
5.000%, due 12/01/24	A1	AA-	$7,570,000	$7,828,440

Greenville County School District
Installment Purchase Refunding-
Building Equity Sooner-Series AGC
5.000%, due 12/01/24	Aa3	AA-	5,000,000	5,193,550

Greenville Waterworks Revenue
5.250%, due 02/01/20	Aa1	AAA	1,000,000	1,071,950

				14,093,940

South Dakota—0.58%
Standing Rock New Public Housing
6.000%, due 08/07/13(4)	NR	NR	898,729	908,436

Tennessee—2.30%
Memphis-Shelby County Airport
Authority Airport Revenue-Series D
(AMBAC Insured)
6.000%, due 03/01/24(1)	Aaa	AAA	1,000,000	1,049,860

Memphis-Shelby County Airport Authority
Special Facilities Revenue
Refunding-Federal Express Corp.
5.000%, due 09/01/09	Baa2	BBB	2,500,000	2,543,025

				3,592,885

Texas—17.79%
Coastal Bend Health Facilities
Development Corp.-Incarnate
Word Health System-Series A
(Escrowed to Maturity) (AMBAC Insured)
6.300%, due 01/01/17	Aaa	AAA	3,700,000	4,105,372

Harris County Texas Lease
6.750%, due 05/01/20(5)	NR	NR	6,200,380	6,564,032

Houston Community College System
Participation Interests
7.875%, due 06/15/25(5)	NR	NR	3,007,095	3,344,852

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(concluded)

Texas—(concluded)
Lower Colorado River Authority
Transmission Contract Revenue-LCRA
Transmission Services Corp. Project B
(FSA Insured)
5.250%, due 05/15/20	Aaa	AAA	$1,485,000	$1,568,472

San Leanna Educational Facilities Corp.
Higher Educational Revenue Refunding-
Saint Edwards University Project
5.000%, due 06/01/18	Baa2	BBB+	2,000,000	2,049,220

Tarrant County Cultural Education Facilities
Finance Corp. Revenue Refunding-Texas
Health Resources-Series A
5.000%, due 02/15/19	Aa3	AA-	5,000,000	5,181,600

Texas State Water Development-Series D
5.000%, due 08/01/19	Aa1	AA	5,000,000	5,003,150

				27,816,698

Washington—2.96%
Chelan County Public Utility District No.001
Consolidated Revenue Refunding-Chelan
Hydropower-Series A (MBIA Insured)
6.050%, due 07/01/32(1)	Aaa	AAA	4,225,000	4,625,446

Total long-term municipal bonds (cost—$259,040,717)				260,350,321

Short-term municipal notes(6)—1.73%

Illinois—0.89%
Chicago Midway Airport Revenue-Second
Lien-Series A (MBIA Insured)
4.120%, due 10/01/07(1)	VMIG-1	A-1+	1,400,000	1,400,000

Indiana—0.26%
Indiana Development Finance Authority
Environmental Revenue-Republic
Services Inc. Project
4.070%, due 10/01/07(1)	VMIG-1	NR	400,000	400,000

North Carolina—0.13%
Mecklenburg County Certificates
of Participation-Series A
4.000%, due 10/01/07	VMIG-1	A-1	200,000	200,000

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007

	Moody’s	S&P
	rating	rating	Face
	(unaudited)	(unaudited)	amount	Value

Short-term municipal notes(6)—(concluded)

Oklahoma—0.13%
Oklahoma State Capital Improvement
Authority Facilities Revenue-Higher
Educational Projects-Series D-1
(CIFG Insured)
4.050%, due 10/01/07	VMIG-1	A-1+	$200,000	$200,000

Virginia—0.32%
King George County Industrial
Development Authority Exempt
Facilities Revenue-Birchwood Power
Partners-Series A
4.130%, due 10/01/07(1)	NR	A-1+	500,000	500,000

Total short-term municipal notes (cost—$2,700,000)				2,700,000

Total investments (cost—$261,740,717)—168.19%				263,050,321

Other assets in excess of liabilities—2.14%				3,351,754

Liquidation value of auction preferred shares—(70.33)%				(110,000,000)

Net assets applicable to common shareholders—100.00%				$156,402,075

(1)	Security subject to Alternative Minimum Tax.
(2)	Floating rate security. The interest rate shown is the current rate as of September 30, 2007.
(3)	Partial amount delivered to broker as collateral for futures transactions.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.58% of net assets applicable to common shareholders as of September 30, 2007, is considered illiquid and restricted (See table below for more information).

Acquisition
			cost as a		Value as a
			percentage		percentage
Illiquid and	Acquisition	Acquisition	of common	Value at	of common
restricted security	date	cost	net assets	09/30/07	net assets

Standing Rock New
Public Housing,
6.000%, due 08/07/13	08/08/02	$898,729	0.57%	$908,436	0.58%

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—September 30, 2007

(5)	The securities detailed in the table below are considered illiquid and restricted and represent 6.34% of net assets applicable to common shareholders as of September 30, 2007.

			Acquisition
			cost as a		Value as a
			percentage		percentage
Illiquid and	Acquisition	Acquisition	of common	Value at	of common
restricted securities	dates	cost	net assets	09/30/07	net assets

Harris County Texas Lease,
6.750%, due 05/01/20	09/07/00	$6,200,380	3.97%	$6,564,032	4.20%

Houston Community College
System Participation Interests,
7.875%, due 06/15/25	04/22/02	3,007,095	1.92	3,344,852	2.14

		$9,207,475	5.89%	$9,908,884	6.34%

(6)	Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of September 30, 2007.

AMBAC	American Municipal Bond Assurance Corporation
CIFG	CDC IXIS Financial Guaranty
FGIC	Financial Guaranty Insurance Company
FSA	Financial Security Assurance
HUD	Housing and Urban Development
MBIA	Municipal Bond Investors Assurance
NR	Not Rated
XLCA	XL Capital Assurance

Futures contracts
					Unrealized
Number of		Expiration		Current	appreciation/
contracts	Sale contracts	dates	Proceeds	value	(depreciation)

115	US Treasury Bond
	20 Year Futures	December 2007	$12,828,467	$12,804,531	$23,936

30	US Treasury Note
	10 Year Futures	December 2007	3,270,620	3,278,438	(7,818)

			$16,099,087	$16,082,969	$16,118

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Statement of assets and liabilities—September 30, 2007

Assets:
Investments in securities, at value (cost—$261,740,717)	$263,050,321

Cash	87,565

Receivable for interest	3,552,605

Receivable for variation margin	2,813

Other assets	10,412

Total assets	266,703,716

Liabilities:
Payable to investment advisor and administrator	114,778

Dividends payable to auction preferred shareholders	64,280

Accrued expenses and other liabilities	122,583

Total liabilities	301,641

Auction preferred shares Series A, B and C–2,200 non-participating shares authorized, issued and outstanding; $0.001 par value per auction preferred share; $50,000 liquidation value per auction preferred share	110,000,000

Net assets applicable to common shareholders	$156,402,075

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,997,800 shares authorized; 10,356,667 shares issued and outstanding	$153,239,012

Accumulated undistributed net investment income	33,015

Accumulated net realized gain from investment activities and futures	1,804,326

Net unrealized appreciation of investments and futures	1,325,722

Net assets applicable to common shareholders	$156,402,075

Net asset value per common share ($156,402,075 applicable to 10,356,667 common shares outstanding)	$15.10

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Statement of operations

For the
year ended
September 30, 2007

Investment income:
Interest	$12,595,987

Expenses:
Investment advisory and administration fees	2,413,836

Auction preferred shares expenses	305,266

Professional fees	109,679

Custody and accounting fees	79,102

Reports and notices to shareholders	25,589

Stock exchange listing fees	22,596

Directors’ fees	20,992

Transfer agency fees	12,467

Insurance fees	10,527

Other expenses	17,543

3,017,597

Less: Fee waivers by investment advisor and administrator	(990,000)

Net expenses	2,027,597

Net investment income	10,568,390

Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments	1,905,621

Futures	214,698

Net change in unrealized appreciation/depreciation of:
Investments	(5,430,158)

Futures	288,707

Net realized and unrealized loss from investment activities	(3,021,132)

Dividends paid to auction preferred shareholders from net investment income	(4,050,126)

Net increase in net assets applicable to common shareholders resulting from operations	$3,497,132

See accompanying notes to financial statements

Investment Grade Municipal Income Fund Inc.

Statement of changes in net assets applicable to common shareholders

	For the years ended September 30,

	2007	2006

From operations:
Net investment income	$10,568,390	$10,127,033

Net realized gains from investment activities and futures	2,120,319	1,880,473

Net change in unrealized appreciation/depreciation of
investments and futures	(5,141,451)	993,654

Dividends and distributions paid to auction preferred shareholders from:
Net investment income	(4,050,126)	(2,745,725)

Net realized gains from investment activities	—	(1,187,664)

Total dividends and distributions paid to auction preferred shareholders	(4,050,126)	(3,933,389)

Net increase in net assets applicable to common
shareholders resulting from operations	3,497,132	9,067,771

Dividends and distributions paid to common shareholders from:
Net investment income	(6,524,701)	(7,581,081)

Net realized gains from investment activities	—	(4,216,199)

Total dividends and distributions paid to common shareholders	(6,524,701)	(11,797,280)

Net decrease in net assets applicable to common shareholders	(3,027,569)	(2,729,509)

Net assets applicable to common shareholders:
Beginning of year	159,429,644	162,159,153

End of year	$156,402,075	$159,429,644

Accumulated undistributed net investment income	$33,015	$39,452

See accompanying notes to financial statements

(This page has been left blank intentionally)

Investment Grade Municipal Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

For the
year ended
September 30, 2007

Net asset value, beginning of year	$15.39

Net investment income	1.02(1)

Net realized and unrealized gains (losses) from investment activities	(0.29)

Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income	(0.39)

Net realized gains from investment activities	—

Total dividends and distributions paid to auction preferred shareholders	(0.39)

Net increase from operations	0.34

Dividends and distributions paid to common shareholders from:
Net investment income	(0.63)

Net realized gains from investment activities	—

Total dividends and distributions paid to common shareholders	(0.63)

Auction preferred shares offering expenses	—

Net asset value, end of year	$15.10

Market value, end of year	$13.60

Total market price return(2)	2.08%

Total net asset value return(3)	2.24%

Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by advisor	1.28%

Total expenses, before fee waivers by advisor	1.91%

Net investment income before auction preferred shares dividends	6.68%

Auction preferred shares dividends from net investment income	2.56%

Net investment income available to common shareholders	4.12%

Supplemental data:
Net assets applicable to common shareholders, end of year (000’s)	$156,402

Portfolio turnover	27%

Asset coverage per share of auction preferred shares, end of year	$121,092

(1)	Calculated using the average month-end common shares outstanding for the year.
(2)	Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

See accompanying notes to financial statements

For the years ended September 30,

2006	2005	2004	2003

$15.66	$15.81	$16.31	$16.46

0.98	0.95	0.93	0.95

0.27	(0.02)	0.14	0.13

(0.27)	(0.21)	(0.08)	(0.07)

(0.11)	(0.01)	(0.03)	(0.02)

(0.38)	(0.22)	(0.11)	(0.09)

0.87	0.71	0.96	0.99

(0.73)	(0.74)	(0.93)	(0.96)

(0.41)	(0.12)	(0.49)	(0.18)

(1.14)	(0.86)	(1.42)	(1.14)

—	—	(0.04)	—

$15.39	$15.66	$15.81	$16.31

$13.95	$13.44	$14.25	$14.86

13.05%	0.42%	5.57%	2.76%

5.87%	4.57%	6.02%	6.31%

1.58%	1.66%	1.53%	1.45%

1.97%	1.99%	1.86%	1.66%

6.43%	6.04%	5.91%	5.89%

1.74%	1.34%	0.53%	0.44%

4.69%	4.70%	5.38%	5.45%

$159,430	$162,159	$163,737	$168,888

54%	49%	45%	51%

$122,468	$123,709	$124,426	$155,555

(3)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

Organization and significant accounting policies
Investment Grade Municipal Income Fund Inc. (the “Fund”) was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value. Securities traded in the over-the-counter (“OTC”) market are valued at the last bid price available on the valuation date prior to valuation.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures contracts—Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed,

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent.

Dividends and distributions—The Fund intends to pay monthly dividends to common shareholders at a rate level that over time will result in the distribution of all of the Fund’s net investment income remaining after the payment of dividends on any outstanding auction preferred shares. The dividend rate on the common stock is adjusted as necessary to reflect the earnings rate of the Fund. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to auction preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

Investment advisor and administrator
The Board has approved an Investment Advisory and Administration Contract (“Advisory Contract”) with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), under which UBS Global AM serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund is obligated to pay UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at an annual rate of 0.90% of the Fund’s average weekly net assets attributable to holders of common and auction preferred shares. UBS Global AM has agreed to waive a portion of the advisory and administration fee so that the Fund’s effective fee is 0.90% of average weekly net assets attributable only to holders of common shares. This waiver will continue indefinitely unless the Board agrees to any change. At September 30, 2007, the Fund owed UBS Global AM $114,778 for investment advisory and administration fees, which is composed of $196,150 of investment advisory and administration fees less fees waived of $81,372. For the year ended September 30, 2007, UBS Global AM waived $990,000 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended September 30, 2007, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $24,167,566. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions. In addition, Morgan Stanley may

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

participate as a broker-dealer in auctions for the Fund’s Auction Preferred Shares and receive compensation. Amounts received by Morgan Stanley, if any, will vary depending upon that firm’s participation in an auction, and such amounts are calculated and paid by the auction agent from money provided by the Fund.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Portfolio of investments.”

Auction preferred shares
 The Fund has issued 800 shares of auction preferred shares Series A, 800 shares of auction preferred shares Series B, and 600 shares of auction preferred shares Series C, which are referred to herein collectively as the “APS.” All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Dividends and/or capital gain distributions, which are cumulative, are generally reset every 7 days for each Series of APS. Dividend rates as of September 30, 2007 for each Series of APS were as follows:

Series A	4.250%

Series B	4.250%

Series C	3.800%

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the APS will vote separately as a class on certain matters, as required by law. The holders of the APS have the right to elect two directors of the Fund.

The redemption of the Fund’s APS is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund.

Purchases and sales of securities
For the year ended September 30, 2007, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $72,274,506 and $70,906,193, respectively.

Federal tax status
The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 were as follows:

Distributions paid from:	2007	2006

Tax-exempt income	$10,569,720	$10,321,275

Ordinary income	5,107	765,631

Net long-term capital gains	—	4,643,763

Total distributions paid	$10,574,827	$15,730,669

At September 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income		$97,295

Undistributed long-term capital gains		1,820,444

Unrealized appreciation of investments		1,309,604

Total accumulated earnings		$3,227,343

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

For federal income tax purposes, the tax cost of investments and the components of net unrealized appreciation of investments at September 30, 2007 were as follows:

Tax cost of investments	$261,740,717

Gross unrealized appreciation	3,347,167

Gross unrealized depreciation	(2,037,563)

Net unrealized appreciation	$1,309,604

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Based on the Securities and Exchange Commission’s announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practices no later than the last business day that occurs in the period covered by the Fund’s March 31, 2008 semiannual report. Management continues to evaluate the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, to the Fund’s financial statements.

Investment Grade Municipal Income Fund Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders
Investment Grade Municipal Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Investment Grade Municipal Income Fund Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investment Grade Municipal Income Fund Inc. at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
November 12, 2007

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

The Fund
Investment Grade Municipal Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund’s NYSE trading symbol is “PPM.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all common shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash. Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on the share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Investment Grade Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Background—At a meeting of the board of Investment Grade Municipal Income Fund Inc. (the “Fund”) on July 18, 2007, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Agreement of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administrative arrangements for the Fund. In addition, one of the Independent Directors and legal counsel to the Independent Directors met several times with management and representatives of PricewaterhouseCoopers LLP (“PwC”) to discuss management’s proposed profitability methodology and made suggestions for changes to the methodology. As a result of management’s focus on the profitability methodology and this series of meetings, the Independent Directors received extensive information on UBS Global AM’s profitability, a report from management on the methodology used and a report from PwC on industry practices with respect to profitability methodology. The board received materials detailing the administrative services provided to the Fund by UBS Global AM, which include providing accounting and financial analysis, ensuring that all financial and tax regulatory reporting requirements were met, certifying required Securities and Exchange Commission documentation and monitoring the performance of the Fund’s service providers.

The Independent Directors also met for several hours the evening before the board meeting to discuss matters related to the Fund and other funds subject to their oversight and met again after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

Investment Grade Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the investment advisory and administration agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement during the past year. The board considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates. The board also considered the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel at UBS Global AM and had received information regarding the person primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly, some at every board meeting, and that at each regular meeting the board receives a report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under

Investment Grade Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

management and was part of the UBS Global Asset Management Division, which had over $700 billion of assets under management worldwide as of June 2007.

The board reviewed how transactions in Fund assets are effected, including the standards applied in seeking best execution. In addition, UBS Global AM also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver arrangement in place for the Fund and considered the actual fee rate (after taking any waivers into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of the Fund’s advisory fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

In addition to the Contractual and Actual Management Fees, the board also reviewed and considered the total expenses for the Fund. The comparative Lipper information showed that the Fund’s Contractual

Investment Grade Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Management Fee was in the fifth quintile, its Actual Management Fee was in the fourth quintile and total expenses were in the third quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable). Management noted that although the Contractual Management Fee was in the fifth quintile in the Fund’s Expense Group, the Fund’s Actual Management Fee was only approximately two basis points (0.02%) higher than the Fund’s Expense Group’s median and that the Fund’s total expenses were approximately six basis points (0.06%) lower than the Expense Group’s median.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2007 and (b) annualized performance information for each year in the ten-year period ended April 30, 2007. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to its benchmark index. The comparative Lipper information showed that the Fund’s performance was in the second quintile for the one-year period and the fifth quintile for the three-, five- and ten-year periods and in the fourth quintile since inception (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). In its review, the board noted the Fund’s performance as compared to the average return for the Fund’s Performance Universe and benchmark index, taking the volatility in returns for the Performance Universe and the index into account. In addition, management reminded the board that in the past the Fund

Investment Grade Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

had been managed with a more conservative view when compared to its Performance Universe. Management noted that as a result of certain initiatives to improve the Fund’s total return that had been approved by the Board, the Fund’s one-year period performance had improved relative to its Performance Universe. Management noted that the improvement could be attributable to a number of factors including, but not limited to: (i) above Performance Universe average leverage; (ii) an increased allocation to Alternative Minimum Tax (“AMT”) issues as AMT issues generally outperformed other tax-free bonds; (iii) lengthening the Fund’s duration; and (iv) an overweight focus on callable bonds. Based on its review, and management’s explanation and the changes in the past year to the investment strategies of the Fund, the board concluded that the Fund’s investment performance was acceptable.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to UBS Global AM’s allocation methodologies used in preparing this profitability data, as noted above. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. Further, the board noted that advisory agreements of closed-end funds usually do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM would not benefit from economies of scale.

Investment Grade Municipal Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

The board members considered whether economies of scale could be realized because UBS Global AM advises other similar funds, and, based on their experience, the board accepted UBS Global AM’s explanation that significant economies of scale would not be realized because the nature of the market in which the Fund invests did not provide significant savings.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

(This page has been left blank intentionally)

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS Fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is being mailed to shareholders concurrently with this annual report.

Interested Director
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Meyer Feldberg††; 65 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1992	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 30 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), and SAPPI, Ltd. (producer of paper).

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Independent Directors
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Richard Q. Armstrong; 72 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1995 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 66 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 60 Kissinger McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1995	Mr. Burt is a senior advisor to Kissinger McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 67 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Heather R. Higgins; 48 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman)and the Philanthropy Roundtable (vice chairman). She had also served on the board of the Hoover Institution (executive committee) (2001–2007).

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Ms. Higgins is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Joseph Allessie*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 41	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2001) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. He has been with UBS Global AM—Americas region since 1999. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Michael J. Flook*; 42	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Elbridge T. Gerry III*; 50	Vice President	Since 1996	Mr. Gerry is a managing director—municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of six investment companies (consisting of 10 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Mark F. Kemper**; 49	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 39	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Tammie Lee*; 36	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM— Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 38	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Joseph McGill*; 45	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kevin Mclntyre*; 41	Vice President	Since 2005	Mr. Mclntyre is a director (since March 2003) and portfolio manager (since October 2005) of UBS Global AM—Americas region. He is also head of Municipal trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM—Americas region. Mr. Mclntyre is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Nancy Osborn*; 41	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM— Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Andrew Shoup*; 51	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Kai R. Sotorp**; 48	President	Since 2006	Mr. Sotorp is the head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 104 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Keith A. Weller*; 46	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Each director holds office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-four (74) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Fund are appointed by the directors and serve at the pleasure of the Board.

††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

Investment Grade Municipal Income Fund Inc.

New York Stock Exchange certifications (unaudited)

Investment Grade Municipal Income Fund Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2007 annual meeting of shareholders, it filed a certification with the NYSE on February 12, 2007 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Elbridge T. Gerry III
President	Vice President
Mark F. Kemper	Kevin Mclntyre
Vice President and Secretary	Vice President
Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2007 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $40,000 and $38,500, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $8,700 and $8,773, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2007 and 2006 semiannual financial statements, and (2) review of the consolidated 2006 and 2005 report on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews and (3) auction preferred shares testing for the registrant’s fiscal years ended 2007 and 2006.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $9,700 and $8,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended September 30, 2007 and September 30, 2006, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004- with revisions through May 2007)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

...

2.
Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2007 and September 30, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)
According to E&Y, for the fiscal year ended September 30, 2007, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)
For the fiscal years ended September 30, 2007 and September 30, 2006, the aggregate fees billed by E&Y of $18,400 and $24,773, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2007	2006
Covered Services	$18,400	$16,773
Non-Covered Services	0	8,000

(h)
The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1)	Name – Kevin McIntyre
		Title – Vice President
		Length of Service – Since 2005

Business Experience Last 5 Years – Mr. McIntyre is a director (since March 2003) and portfolio manager (since October 2005) of UBS Global Asset Management (Americas) Inc. and UBS Global Asset Management (US) Inc. (collectively, “UBS Global AM – Americas Region” or “Advisor”). He is also Head of Municipal Trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM–Americas region. Mr. McIntyre is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM–Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

	Information is as of – November 29, 2007

(a)	(2)	(i) Portfolio Manager

		Kevin McIntyre

(a)	(2)	(ii) (A) Registered Investment Companies

The portfolio manager is responsible for one additional Registered Investment Company and manages $512,016,394 in total assets in such other account (s) (not including the Registrant) as of September 30, 2007.

(a)	(2)	(ii) (B) Other Pooled Investment Vehicles

		None

(a)	(2)	(ii) (C) Other Accounts

		None

(a)	(2)	(iii) Accounts with respect to which an advisory fee is based on the performance of the account.

		None

(a)	(2)	(iv) Conflicts.

The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and his team manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. The Advisor manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts. (Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of September 30, 2007.)

	(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of September 30, 2007.)

(a)	(3)	Compensation.

The compensation received by portfolio managers at UBS Global AM, including Mr. McIntyre, includes a base salary and incentive compensation as detailed below. Overall compensation can be grouped into three categories: base salary, annual bonuses and UBS AG equity. Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Annual bonuses are correlated with performance and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. Senior investment professionals may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years.The performance related component of the portfolio manager’s bonus is based on the performance of the funds he manages as compared to each fund’s broad-based index over one, two and three year periods. With respect to the Registrant, the benchmark is the Lehman Brothers Municipal Bond Index. (Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of September 30, 2007, except as otherwise noted.)

(a)	(4)	Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of September 30, 2007.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed November 24, 2004 (Accession Number: 0000950136-04-004154)(SEC File No. 811-07096).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Investment Grade Municipal Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	November 29, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	November 29, 2007